UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 24, 2006

FIRSTPLUS Financial Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-27750	75-2561085
(Commission File Number)	(IRS Employer Identification No.)

5100 North O'Connor Blvd., 6th Floor

Irving, Texas

75039

(Address of Principal Executive Offices)	(Zip Code)

(214) 496-1266

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment (the “Amendment”) to the Current Report on Form 8-K, dated July 24, 2006, and filed on July 24, 2006 (the “Original Form 8-K”), by FirstPlus Financial Group, Inc. is submitted solely to amend the payment date of the distribution described in the Original Form 8-K, which was inadvertently reported as August 27, 2006.

The actual payment date for the distribution is August 25, 2006.

Item 7.01	Regulation FD Disclosure.

New Record Date and Payment Date for Distribution

On July 24, 2006, FirstPlus Financial Group, Inc. reset the record and payment dates for the previously announced distribution to shareholders from the FirstPlus Financial Group, Inc. Grantor Residual Trust (the “Grantor Trust”). The record date and payment date for the distribution were previously fixed as of the close of business on July 27, 2006 and on or about August 7, 2006, respectively.

The new record date for the distribution is fixed as of the close of business on August 3, 2006, and the new payment date for the distribution is August 25, 2006.

Distribution Amount

On July 24, 2006, the Grantor Trust notified the registrant that the distribution will be in an amount of $.08 per share, assuming 45,340,090 shares of the registrant’s common stock issued and outstanding as of the record date. The Grantor Trust notified the registrant that the distribution amount is based on the amount of the funds received by the Grantor Trust from the registry of the court in the lawsuit styled FirstPlus Financial Group, Inc., Michael Montgomery, Jack Draper and The FirstPlus Financial Group Grantor Residual Trust v. George T. Davis and The FPFI Creditor Trust; Civil Action No. 05-02962; in the 298th District Court of Dallas County, Texas, reduced by amounts previously assigned by the registrant prior to the creation of the Grantor Trust and various Grantor Trust expenses or reserves for Grantor Trust expenses.

By filing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains several “forward-looking statements.” Forward-looking statements are those, which use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “should,” “estimate,” “continue” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to many risks and uncertainties, which could cause actual results to differ significantly from historical results or from those anticipated by the Company. The most significant risks are detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. It is advisable not to place undue reliance on the Company’s forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company disclaims any intent or obligation to update publicly any forward-looking statements set forth herein, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2006	FIRSTPLUS FINANCIAL GROUP, INC.

By:	/s/ Jack (J.D.) Draper
Jack (J.D.) Draper
President